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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated June 17, 1997 on our audit of the consolidated financial statements of U-Gene Research B.V. We also consent to the reference to our firm under the caption "Experts" and "Selected Financial Data".

Coopers & Lybrand N.V.

May 21, 1998, Utrecht, The Netherlands